Acquisition of Consumer Loans Portfolio	12 Months Ended
Sep. 30, 2013
Business Combinations [Abstract]
Acquisition of Consumer Advances Portfolio
Acquisition of Consumer Advances Portfolio

On January 31, 2012, the Company acquired a portfolio of short-term advances from third-party lenders for total consideration of $116,334. At the date of acquisition, the gross contractual principal and income of the acquired short-term advances was $319,906.

The total consideration paid to third-party lenders was allocated to consumer advances receivable, intangible assets and the premium paid to settle pre-existing relationships with third-party lenders. The determination of fair value of each component of the transaction was subject to management judgment and estimates of future cash flows, collection rates, forecasts and assumptions that a market participant would use in pricing the components. In accordance with U.S. GAAP the Company determined that the premium paid settled the pre-existing relationships between the Company and third-party lenders. Accordingly, the expense was measured at its fair value and recorded as an expense in the consolidated statement of operations as part of the acquisition transaction.

The total consideration was allocated as set forth below:

Consumer advances receivable	$50,014
Non-compete agreements	15,524
Favorable supplier relationships	14,220
Proprietary knowledge	2,280
Expense to settle pre-existing relationships with third-party lenders	36,820
Deferred tax liability	(2,524)
Total consideration	$116,334

Note 5 and Note 9 separately disclose the September 30, 2013 carrying amount of the acquired short-term advances and related intangible assets respectively.